UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report SEPTEMBER 24, 2003

(Date of earliest event reported) (SEPTEMBER 16, 2003)

PETRO HOLDINGS FINANCIAL CORPORATION

Exact Name of Registrant as Specified in its Charter

Delaware State or Other Jurisdiction of Incorporation	333-87371-01 Commission File Number	74-2922355 I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas Address of Principal Executive Offices	79905 Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

Item 5.	Other Events

On September 16, 2003 and September 23, 2003, Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation issued press releases announcing extensions of our pending offer and consent solicitation with respect to all of the outstanding $113,370,000 aggregate principal amount at maturity senior discount notes due 2008 (CUSIP# 71646DAE2 and ISIN# US71646DAE22). Petro Warrant Holdings Corporation also announced extensions of the consent solicitation with respect to all of its outstanding Warrants (CUSIP# 716457114, ISIN# 7164571140). A copy of both press releases announcing extensions of our pending offer and consent solicitation are filed as Exhibit 99.2 and 99.3 to this Current Report on Form 8-K. Both press releases are incorporated herein by reference and the foregoing description of both press releases are qualified in their entirety by reference to Exhibit 99.2 and 99.3.

Item 7.	Financial Statements and Exhibits

(a)	Financial statements of business acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.2    Press release dated September 16, 2003

Exhibit 99.3    Press release dated September 23, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO HOLDINGS FINANCIAL CORPORATION (Registrant)

Date: September 24, 2003	By:	/s/ J.A. CARDWELL, SR.
J.A. Cardwell, Sr. President and Director (On behalf of the Registrant and as Registrant’s Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.2*	Press release dated September 16, 2003

99.3*	Press release dated September 23, 2003

*	Filed herewith